UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2022

THE NATIONAL SECURITY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18649	63-1020300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

661 East Davis Street
Elba, Alabama		36323
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(334) 897-2273

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	NSEC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 1

Item 1.01 Entry into a Material Definitive Agreement.

The Merger Agreement

On January 26, 2022, The National Security Group, Inc., a Delaware corporation (“NSG”), entered into an Agreement and Plan of Merger (the "Merger Agreement") with VR Insurance Holdings, Inc., a Delaware corporation ("VR Holdings"), and VR Insurance Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of VR Holdings ("Merger Sub"), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into NSG (the "Merger"), with NSG surviving the Merger as a wholly owned subsidiary of VR Holdings. The Board of Directors of NSG unanimously approved the Merger Agreement.

At the effective time of the Merger (the "Effective Time"), each share of NSG common stock issued and outstanding immediately prior to the Effective Time, including any allocated and unallocated shares held by NSG’s employee stock ownership plan and any shares of restricted stock, will be automatically cancelled and converted into the right to receive $16.35 in cash (the "Merger Consideration"). The Merger Consideration is subject to downward adjustment if the combined statutory capital and surplus of NSG’s insurance subsidiaries is less than $43,000,000 according to the financial statements most recently filed with the insurance regulators prior to closing. If the combined statutory capital and surplus is less than $43,000,000 and not less than $38,700.000, the per share price will be subject to a downward adjustment in an amount up to 10% of the per share price. In such event, the Merger Consideration will be an amount equal to $16.35 multiplied by a fraction in which the sum of the combined statutory capital and surplus is the numerator and $43,000,000 is the denominator. If the combined statutory capital and surplus is less than $38,700,000, the Merger Consideration will not be reduced below 90% of $16.35, but VR Holdings will have the right to terminate the Merger.

Consummation of the Merger is also subject to customary conditions, including (i) the approval of NSG's shareholders, (ii) receipt of insurance regulatory approvals, (iii) the absence of any law, order or injunction prohibiting the Merger, (iv) the accuracy of each party's representations and warranties (subject to customary materiality qualifiers), and (v) each party's compliance with its covenants and agreements contained in the Merger Agreement. In addition, VR Holding’s obligation to consummate the Merger is subject to no occurrence, circumstance, or combination thereof, shall have occurred that, individually or in the aggregate, has, or is reasonably likely to have, a material adverse effect on NSG. The Merger is not subject to any financing condition.

Each of VR Holdings and NSG has made representations and warranties in the Merger Agreement. NSG has agreed to certain covenants and agreements, including, among others, (i) to conduct its business in the ordinary course of business, consistent with past practice, during the period between the execution of the Merger Agreement and the closing of the Merger, (ii) not to solicit alternate transactions, subject to a customary "fiduciary-out" provision which allows NSG under certain circumstances to provide information to and participate in discussions with third parties with respect to unsolicited alternative acquisition proposals that NSG’s Board of Directors has determined, in good faith judgment, is appropriate in furtherance of the best interests of NSG (an "Acquisition Proposal"), and (iii) to call and hold a special shareholders' meeting and recommend adoption of the Merger Agreement.

The Merger Agreement contains specified termination rights for both VR Holdings and NSG. Among other termination rights, NSG may terminate the Merger Agreement if the Board of Directors of NSG approves or recommends or enters into an agreement with respect to an Acquisition Proposal. In connection with such termination, NSG must pay VR Holdings’ a termination fee equal to $1,242,256.

The representations, warranties and covenants contained in the Merger Agreement (i) have been made only for purposes of the Merger Agreement, (ii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors, (iii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (iv) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of VR Holdings, Merger Sub or NSG or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties' public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties and the Merger that is or will be contained in, or incorporated by reference into, the proxy statement that NSG will file in connection with the Merger, and the other documents that the parties will file, with the SEC.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, The National Security Group, Inc. will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A and may file or furnish other documents with the SEC regarding the proposed transaction. This material is not a substitute for the proxy statement or any other document which NSG may file with the SEC. INVESTORS IN AND SHAREHOLDERS OF NSG ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR WILL BE FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY (IF AND WHEN THEY BECOME AVAILABLE) BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders may obtain a free copy of these documents (when they are filed and become available) free of charge at the SEC’s website at www.sec.gov. NSG also will provide a copy of these materials without charge on its website at www.nationalsecuritygroup.com.

NSG and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of NSG in connection with the proposed Merger. Information about NSG's directors and executive officers is available in NSG's definitive proxy statement, dated April 7, 2021, for its 2021 annual meeting of shareholders. Other information regarding the participants and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement that NSG will file with the SEC regarding the Merger.

Item 7.01 Regulation FD Disclosure.

On January 26, 2022, NSG and VR Holdings issued a joint press release, attached hereto as Exhibit 99.1, announcing that they had entered into an Agreement and Plan of Merger. Exhibit 99.1 is incorporated into this Item 7.01 by reference. The information contained in such Exhibit shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Any statement contained in this report which is not a historical fact, or which might otherwise be considered an opinion or projection concerning the Company or its business, whether expressed or implied, is meant as and should be considered a forward-looking statement as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on assumptions and opinions concerning a variety of known and unknown risks, including but not limited to changes in market conditions, natural disasters and other catastrophic events, increased competition, changes in availability and cost of reinsurance, changes in governmental regulations, technological changes, political and legal contingencies and general economic conditions, as well as other risks and uncertainties more completely described in the Company’s filings with the Securities and Exchange Commission. These statements may also include assumptions about VR Holdings’s proposed acquisition of NSG (including its benefits, results, effects and timing). Some of these forward‐looking statements are identified with words like "believe," "may," "will," "should," "expect," "intend," "plan," "project," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. All forward‐looking statements involve risks and uncertainties which could affect NSG’s and VR Holdings’ actual results and could cause their actual results or the benefits of the proposed transaction to differ materially from those expressed in any forward‐looking statements made by, or on behalf of NSG or VR Holdings. If any of these assumptions or opinions proves incorrect, any forward-looking statements made on the basis of such assumptions or opinions may also prove materially incorrect in one or more respects and may cause future results to differ materially from those contemplated, projected, estimated or budgeted in such forward-looking statements.

The proposed transaction is subject to risks and uncertainties, including: (A) that NSG and VR Holdings may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (B) uncertainty as to the timing of completion of the proposed transaction; (C) the inability to complete the proposed transaction due to the failure to obtain the NSG shareholder approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (D) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (E) risks related to disruption of management’s attention from NSG’s ongoing business operations due to the proposed transaction; (F) the effect of the announcement of the proposed transaction on NSG’s relationships with its customers and agents, operating results and business generally; (G) the outcome of any legal proceedings to the extent initiated against NSG, VR Holdings or others following the announcement of the proposed transaction and (H) the effects of the COVID‐19 pandemic and associated government actions on NSG’s operations and financial performance, as well as NSG’s and VR Holding’s management’s response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in NSG’s most recent Annual Report on Form 10‐K and Quarterly Report on Form 10‐Q and other documents of NSG on file with the SEC. Any forward‐looking statements made in this material are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by NSG and/or VR Holdings will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, NSG or its business or operations. Except as required by law, the parties undertake no obligation to update publicly or revise any forward‐looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Document
2.1	Agreement and Plan of Merger, dated as of January 26, 2022 among The National Security Group, Inc, VR Insurance Holdings, Inc. and VR Insurance Merger Sub, Inc.
99.1	Press release, dated January 26, 2022, issued by The National Security Group, Inc.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The National Security Group, Inc.

Date: January 26, 2022	By: /s/ Brian R. McLeod
Brian R. McLeod Chief Financial Officer